UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2020

Chicken Soup for the Soul Entertainment Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38125	81- 2560811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 E. Putnam Avenue, Floor 2W, Cos Cob, CT	06807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 398-0443

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CSSE	The Nasdaq Stock Market LLC
9.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.0001 par value per share	CSSEP	The Nasdaq Stock Market LLC
9.50% Notes due 2025	CSSEN	The Nasdaq Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On November 23, 2020 the Registration Statement on Form S-1 (SEC File No. 333-239201) (the “Registration Statement”) filed by Chicken Soup for the Soul Entertainment Inc., a Delaware corporation (the “Company”) relating to the resale of up to 1,631,783 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), 654,747 Class W Warrants (the “Class W Warrants”) and 180,618 Class Z Warrants (the “Class Z Warrants,” and, together with the Class W Warrants, the “Warrants”), and the issuance of 835,365 shares of Class A Common Stock, was declared effective by the Securities and Exchange Commission (“SEC”).

The Warrants are governed by warrant agreements between the Company and Continental Stock Transfer & Trust Co., as warrant agent, dated November 23, 2020 (the “Warrant Agreements”). The material terms of the Warrant Agreements are fully described in the Company’s final prospectus, dated November 23, 2020, that forms a part of the Registration Statement, as filed with the SEC on November 23, 2020, and the description of such terms is incorporated herein by reference. This Current Report on Form 8-K is being filed solely to file the executed Warrant Agreements. The executed Warrant Agreements filed as exhibits to this Current Report on Form 8-K differ from the form of the Warrant Agreements filed as exhibits to the Registration Statement solely in that they have been modified to allow for cashless exercise of the Warrants whether or not there is an effective registration statement covering the resale of Class A Common Stock underlying the Warrants.

Item 8.01.	Other Events.

On November 23, 2020, Trema, LLC, a company principally owned and controlled by William J. Rouhana, Jr., our Chief Executive Officer, converted 159,432 shares of the Company’s Class B Common Stock into shares of Class A Common Stock on a one-for-one basis in accordance with the conversion terms of the Class B Common Stock.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

4.1	Class W Warrant Agreement between the Company and Continental Stock Transfer & Trust Co.

4.2	Class Z Warrant Agreement between the Company and Continental Stock Transfer & Trust Co.

4.3	Form of Class W Warrant Certificate.

4.4	Form of Class Z Warrant Certificate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2020	CHICKEN SOUP FOR THE SOUL ENTERTAINMENT INC.

	By:	/s/ William J. Rouhana, Jr.
Name: William J. Rouhana, Jr.
Title: Chief Executive Officer